Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on a review of the Quarterly Report on Form 10-Q for the period ending September 30, 2013 of Agree Realty Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan D. Maximiuk, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report, containing the financial statements, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan D. Maximiuk__________

Alan D. Maximiuk

Vice President, Chief Financial

Officer and Secretary

November 1, 2013